LEASE COMBINATION AGREEMENT AND AMENDMENT TO LEASE

BY

VENTAS REALTY, LIMITED PARTNERSHIP
AND
VENTAS FAIRWOOD, LLC

AS LANDLORD,

AND

SW ASSISTED LIVING, LLC,
SUMMERVILLE AT HERITAGE PLACE, LLC,
SUMMERVILLE AT BARRINGTON COURT LLC,
SUMMERVILLE AT ROSEVILLE GARDENS LLC,
SUMMERVILLE 17 LLC,
AND
SUMMERVILLE AT FAIRWOOD MANOR, LLC

AS TENANT

DATED AS OF ____June 29___________, 2011

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LEASE COMBINATION AGREEMENT AND AMENDMENT TO LEASE

THIS LEASE COMBINATION AGREEMENT AND AMENDMENT TO LEASE (hereinafter this “Amendment” ) is to be effective as of the 29th day of June, 2011 (the “Amendment Date”), and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“Existing Landlord”), and VENTAS FAIRWOOD, LLC, a Delaware limited liability company (“Additional Landlord”; Existing Landlord and Additional Landlord are individually and collectively referred to herein as “Landlord”), each having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, and each of the entities identified as “Tenant” on Attachment A-1 attached hereto (referred to herein individually and collectively as “Existing Tenants”), and the entity identified as “Tenant” on Attachment A-2 attached hereto (referred to herein as “Additional Tenant”; Existing Tenants and Additional Tenant are individually and collectively referred to herein as “Tenant”), each having an office at c/o Emeritus Corporation, 3131 Elliott Avenue, Suite 500, Seattle, Washington  98121.

RECITALS

A. Existing Landlord and Existing Tenants are parties to that certain Third Amended and Restated Master Lease Agreement dated as of July 25, 2008, as amended by that certain First Amendment to Master Lease dated as of December 19, 2008, that certain Lease Severance and Amendment Agreement dated as of June 24, 2009, and that certain Lease Severance and Amendment Agreement No. 2 dated as of October 21, 2009 (as the same may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Master Lease”), demising certain real properties identified in the Lease.

B. Additional Landlord and Additional Tenant are parties to that certain Master Lease Agreement – Fairwood Manor, dated as of January 31, 2005 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Fairwood Lease”), demising that certain Facility located in Anaheim, California commonly known as Summerville at Fairwood Manor and sometimes referred to as Fairwood Manor (the “Additional Property”).

C. The Fairwood Lease is an “Other Lease” as such term is defined in the Master Lease.  Section 39 of the Master Lease, including, without limitation, Section 39.6 of the Master Lease, which was added by the Lease Severance and Amendment Agreement No. 2 dated as of October 21, 2009, provides that an Other Lease may be combined with the Master Lease upon election by the applicable landlords.

D. Additional Landlord’s previously existing financing with respect to the Fairwood Property has been paid in full and Existing Landlord and Additional Landlord now desire that the Master Lease and the Fairwood Lease be combined into a single lease as provided Section 39 of the Master Lease.

E. Landlord and Tenant desire to amend the Master Lease to reflect such lease combination, on the terms set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms.  All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Master Lease.

2. Lease Combination.  Effective as of the Amendment Date, the Master Lease and the Fairwood lease are hereby combined into a single Lease as provided in Section 39 of the Master Lease and Section 39 of the Fairwood Lease.  For purposes of each such Section 39 the Master Lease is the Section 39 Lease, the Fairwood Lease is the Combination Lease, and the Amendment Date is the Section 39 Date.

3. Assumption by Landlord.  Additional Landlord hereby joins in and agrees to be bound by the Master Lease as a Landlord thereunder and hereby assumes all of the obligations of a Landlord under the Master Lease arising from and after the Amendment Date.   As required under Section 39.6 of the Master Lease, Existing Landlord and Additional Landlord hereby agree that, without limitation of the release provisions of Section 31 of the Master Lease, Existing Landlord and Additional Landlord shall be jointly and severally liable for all obligations of the Landlord under the Master Lease arising or accruing on or after the Amendment Date, as provided in Section 1.3 of the Master Lease.

4. Assumption by Tenant.  Additional Tenant hereby joins in and agrees to be bound by the Master Lease as a Tenant thereunder and hereby assumes all of the obligations of a Tenant under the Master Lease, as applicable, arising from and after the Amendment Date.   Existing Tenant and Additional Tenant hereby agree that they shall be jointly and severally liable for all obligations of the Tenant under the Master Lease as provided in Section 1.3 of the Master Lease.  Further, and as provided in Section 39.2.5 of the Master Lease, Existing Tenants and Additional Tenant hereby acknowledge and agree that as Tenant under the Master Lease they shall be jointly and severally responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under the Fairwood Lease that were not paid, performed and satisfied in full prior to the Amendment Date.

5. Modifications to Master Lease.

(a) Section 8.2.5.  Section 8.2.5 of the Master Lease is hereby amended to remove all references to the Fairwood Lease.

(b) Definitions.  The following definitions in Exhibit B to the Master Lease are hereby amended and restated to add or remove references to the Fairwood Lease, the Additional Property and the Additional Tenant, as applicable, as follows:

“Mentor Properties” shall mean those certain facilities commonly known as Summerville at South Windsor, located in South Windsor, Connecticut, Summerville at Heritage Place, located in Tracy, California, Barrington Court Alzheimer’s Residence, located in Danville, California, Somer Park Residence for Memory Impaired, located in Roseville, California, and Summerville at Fairwood Manor, located in Anaheim, California, as more fully set forth on Schedule 1 of this Lease, as such Schedule 1 is amended and restated by this Amendment.

“Mentor Tenants” shall mean collectively, SW Assisted Living, LLC, Summerville at Heritage Place, LLC, Summerville at Barrington Court LLC, Summerville at Roseville Gardens LLC, and Summerville at Fairwood Manor, LLC, each a Delaware limited liability company.

“Other Leases” shall mean the following that are from time to time in existence:  (i) the Whitehall Lease, the First New Lease, the Second New Lease, and (ii) any lease that is derivative from this Lease or any of the leases referenced in subsections (i) and (ii) above (e.g. a New Lease entered into (x) pursuant to Section 40 of this Lease or Section 40 of one of such other leases referenced in subsections (i) through (iii) above or (y) pursuant to Section 40 of a New Lease derived from a previously entered into New Lease).

“Portfolio Coverage Ratio” shall mean the ratio of (i) the Cash Flow for all of the Facilities under this Lease and all of the Facilities under the Other Leases (other than the Facility under the Whitehall Lease), for the applicable period; to (ii) Fixed Rent, and all other debt service and lease payments, relating to such Facilities under this Lease and the Other Leases (other than the Facility under the Whitehall Lease), for the applicable period (and, for the purpose of calculating the applicable Portfolio Coverage Ratio with respect to any period prior to the Commencement Date applicable to any Leased Property under this Lease or the aforesaid Other Leases, the Fixed Rent applicable to each such Leased Property for any period prior to the Commencement Date applicable to such Leased Property under this Lease or one of the aforesaid Other Leases shall be assumed to have accrued and been payable at the same annual rate of Fixed Rent that is applicable to such Leased Property as of its applicable Commencement Date under this Lease or one of the aforesaid Other Leases).

(c) Schedules and Exhibits.

1.	Schedule 1 to the Master Lease is hereby amended and restated in its entirety to read as set forth in Attachment B to this Amendment.

2.	Schedule 3.1.2 to the Master Lease is hereby amended and restated in its entirety to read as set forth in Attachment C to this Amendment.

3.	Schedule 7.3 to the Master Lease is hereby amended and restated in its entirety to read as set forth in Attachment D to this Amendment

4.	Schedule 10.13 to the Master Lease is hereby amended and restated in its entirety to read as set forth in Attachment E to this Amendment

5.	Schedule 17.1.3 to the Master Lease is hereby amended and restated in its entirety to read as set forth in Attachment F to this Amendment.

6.	Exhibit A to the Master Lease is hereby amended and restated in its entirety to read as set forth in Attachment G to this Amendment.

7.	The legal description of the Additional Property, as set forth in Attachment H to this Amendment, is hereby added as Exhibit A-15 to the Master Lease.

8.	Exhibit C to the Master Lease is hereby amended and restated in its entirety to read as set forth in Attachment I to this Amendment.

9.	Exhibit D to the Master Lease is hereby amended and restated in its entirety to read as set forth in Attachment J to this Amendment.

6. No Other Amendments.  Except as provided in this Amendment the Master Lease remains in full force and effect without modification.

7. Successors and Assigns.  This Amendment and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, devisees, successors and assigns.

8. Integrated Agreement; Modifications; Waivers.  This Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter.  Each of the parties hereto acknowledges that it has not relied upon, in entering into this Amendment, any representation, warranty, promise or condition not specifically set forth in this Amendment.  No supplement, modification or waiver of any provision of this Amendment shall be binding unless executed in writing by the party to be bound thereby.  No waiver of any of the provisions of this Amendment shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

9. Headings and Captions.  The headings and captions of the paragraphs of this Amendment are for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

10. Gender and Number.  As used in this Amendment, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

11. Severability.  In the event that any paragraph, section, sentence, clause or phrase contained in this Amendment becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Amendment shall not be affected thereby.

12. Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

LANDLORD:
VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership
By:Ventas, Inc., a Delaware corporation, as its general partner
By:     /s/  T. Richard Riney
Name:      T. Richard Riney
Title:        Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

VENTAS FAIRWOOD, LLC, a Delaware limited liability company By: /s/ T. Richard Riney Name: T. Richard Riney Title: Vice President

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TENANT:

SW ASSISTED LIVING, LLC
SUMMERVILLE AT BARRINGTON COURT LLC
SUMMERVILLE AT ROSEVILLE GARDENS LLC

Each of which entities is a Delaware limited liabilitycompany

By:           Summerville Senior Living, Inc., a Delaware
                                                                corporation, its Sole Member

By:           /s/  Eric Mendelsohn
Name:            Eric Mendelsohn
Its:                  Senior Vice President Corporate
        Development

SUMMERVILLE 17 LLC

Each of which entities is a Delaware limited liabilitycompany

By:           Summerville Investors, LLC, a Delaware limited
liability company, each of their Sole Member

By:         Summerville Senior Living, Inc.,
a Delaware corporation,
its Sole Member

By:           /s/  Eric Mendelsohn
Name:            Eric Mendelsohn
Its:                  Senior Vice President Corporate
        Development

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SUMMERVILLE AT HERITAGE PLACE, LLC,
a Delaware limited liability company

By:           Summerville at Cobbco, Inc.,
a California corporation,
its Sole Member

By: _/s/  Eric Mendelsohn_________
Name:    Eric Mendelsohn
Title:	Senior Vice President Corporate Development

SUMMERVILLE AT FAIRWOOD MANOR, LLC
A Delaware limited liability company

By:           _/s/  Eric Mendelsohn
Name:              Eric Mendelsohn
Title:	Senior Vice President Corporate Development

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 ACKNOWLEDGEMENT AND REAFFIRMATION OF GUARANTORS

Capitalized terms used in this Acknowledgement and Reaffirmation of Guarantors shall have the meaning ascribed thereto in the foregoing Amendment.

Emeritus Corporation, a Washington Corporation (“Emeritus”) has executed and delivered (i) that certain Guaranty of Lease dated as of July 25, 2008, pursuant to which Emeritus has guaranteed the obligations of the Tenant under the Master Lease (the “Emeritus Master Lease Guaranty”); and (ii) and that certain Guaranty of Lease dated as of July 25, 2008, pursuant to which Emeritus has guaranteed the obligations of the Additional Tenant under the Fairwood Lease (the “Emeritus Fairwood Lease Guaranty”).

Summerville Senior Living, Inc., a Delaware corporation (“SSL”, and together with Emeritus each a “Guarantor” and collectively, “Guarantors”) has executed and delivered that certain Guaranty of Lease dated as of December 19, 2008, pursuant to which SSL has guaranteed the obligations of the Tenant under Master Lease (the “SSL Master Lease Guaranty”).

Each Guarantor hereby acknowledges the terms and conditions of the foregoing Amendment.  Emeritus hereby acknowledges and agrees that (i) the Emeritus Master Lease Guaranty remains in full force and effect and that its obligations under the Emeritus Master Lease Guaranty shall apply to the duties, liabilities and other obligations of Tenant under the Master Lease, as amended by the foregoing Amendment, including, without limitation, the duties, liabilities and other obligations of the Additional Tenant arising and accruing under the Master Lease from and after the Amendment Date; and (ii) that the Emeritus Fairwood Lease Guaranty remains in full force and effect and that its obligations under the Emeritus Fairwood Lease Guaranty shall continue to apply to the duties, liabilities and other obligations of Additional Tenant arising and accruing under the Fairwood Lease prior to the Amendment Date.

SSL hereby acknowledges and agrees that the SSL Master Lease Guaranty remains in full force and effect and that its obligations under the SSL Master Lease Guaranty shall apply to the duties, liabilities and other obligations of Tenant under the Master Lease, as amended by the foregoing Amendment, including, without limitation, the duties, liabilities and other obligations of the Additional Tenant arising and accruing under the Master Lease from and after the Amendment Date.

Although each of the Guarantors has been informed of the terms of the Amendment, each of the Guarantors understands and agrees that Landlord has no duty to so notify it or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the undersigned have executed this Acknowledgement and Reaffirmation of Guarantors effective as of the Amendment Date.

EMERITUS CORPORATION,

a Washington corporation

By:  /s/  Eric Mendelsohn ____________
Name:   Eric Mendelsohn
Its:         Senior Vice President Corporate
Development

SUMMERVILLE SENIOR LIVING,
INC., a Delaware corporation

By:__/s/  Eric Mendelsohn____________
Name:     Eric Mendelsohn
Its:           Senior Vice President Corporate
  Development

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ATTACHMENT A-1

Existing Tenants

	Facility	Tenant	Landlord
1.	Summerville at South Windsor 1715 Ellington Road South Windsor, CT 06074	SW Assisted Living, LLC, a Delaware limited liability company	Ventas Realty, Limited Partnership, a Delaware limited partnership
2.	Summerville at Heritage Place 355 West Grant Line Road Tracy, CA 95376	Summerville at Heritage Place, LLC, a Delaware limited liability company	Ventas Realty, Limited Partnership, a Delaware limited partnership
3.	Barrington Court Alzheimer’s Residence 400 W. El Pintado Road Danville, CA 94526	Summerville at Barrington Court LLC, a Delaware limited liability company	Ventas Realty, Limited Partnership, a Delaware limited partnership
4.	Somer Park Residence for Memory Impaired 1 Somer Ridge Drive Roseville, CA 95661	Summerville at Roseville Gardens LLC, a Delaware limited liability company	Ventas Realty, Limited Partnership, a Delaware limited partnership
5.	The Plaza at Deer Creek 2403 West Hillsboro Boulevard Broward County Deerfield Beach, FL 33442	Summerville 17 LLC, a Delaware limited liability company	Ventas Realty, Limited Partnership, a Delaware limited partnership

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ATTACHMENT A-2

Additional Tenant

Facility	Tenant	Landlord
Summerville at Fairwood Manor 200 N. Dale Anaheim, CA 92801	Summerville At Fairwood Manor, LLC, a Delaware limited liability company	Ventas Fairwood, LLC a Delaware limited liability company

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ATTACHMENT B

SCHEDULE 1

Facilities, Tenants and Landlords

	Facility	Tenant	Landlord	Commencement Date	Initial Expiration Date	Purchase Option Dates
1.	Summerville at South Windsor 1715 Ellington Road South Windsor, CT 06074	SW Assisted Living, LLC, a Delaware limited liability company	Ventas Realty, Limited Partnership, a Delaware limited partnership	July 29, 2004	September 30, 2019	October 1, 2011 – September 30, 2016*
2.	Summerville at Heritage Place 355 West Grant Line Road Tracy, CA 95376	Summerville at Heritage Place, LLC, a Delaware limited liability company	Ventas Realty, Limited Partnership, a Delaware limited partnership	June 29, 2005	September 30, 2019	October 1, 2011 – September 30, 2016*
3.	Barrington Court Alzheimer’s Residence 400 W. El Pintado Road Danville, CA 94526	Summerville at Barrington Court LLC, a Delaware limited liability company	Ventas Realty, Limited Partnership, a Delaware limited partnership	March 31, 2006	September 30, 2019	October 1, 2011 – September 30, 2016*

1.

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4.	Somer Park Residence for Memory Impaired 1 Somer Ridge Drive Roseville, CA 95661	Summerville at Roseville Gardens LLC, a Delaware limited liability company	Ventas Realty, Limited Partnership, a Delaware limited partnership	March 31, 2006	September 30, 2019	October 1, 2011 – September 30, 2016*
5.	The Plaza at Deer Creek 2403 West Hillsboro Boulevard Broward County Deerfield Beach, FL 33442	Summerville 17 LLC, a Delaware limited liability company	Ventas Realty, Limited Partnership, a Delaware limited partnership	August 1, 2005	July 31, 2020	N/A
6.	Summerville at Fairwood Manor 200 N. Dale Anaheim, CA 92801	Summerville At Fairwood Manor, LLC, a Delaware limited liability company	Ventas Fairwood, LLC a Delaware limited liability company	January 31, 2005	September 30, 2019	October 1, 2011 – September 30, 2016*

*The Option, if exercised by Tenant, must be exercised during the required time frame for exercise, and then closed, as to all (but not less than all) of the Mentor Properties per Sections 44.1 and 44.2.

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ATTACHMENT C

SCHEDULE 3.1.2

Fixed Rent Amounts and Rent Escalations

	Facility	Annual Fixed Rent as of the Amendment Date	Monthly Fixed Rent as of the Amendment Date	Rent Escalation Date / commencement of Lease Year	Minimum Rent Escalation Amount
1.	Summerville at South Windsor	$1,593,121.44	$132,760.12	October 1 (first Rent Escalation Date: October 1, 2005)	Two percent (2%) through September 30, 2011, and Three percent (3%) thereafter through the remainder of the Initial Term and through any Extended Term
2.	Summerville at Heritage Place	$1,539,664.92	$128,305.41	October 1 (first Rent Escalation Date: October 1, 2005)	Two percent (2%) through September 30, 2011, and Three percent (3%) thereafter through the remainder of the Initial Term and through any Extended Term
3.	Barrington Court Alzheimer’s Residence	$481,497.36	$40,124.78	October 1 (first Rent Escalation Date: October 1, 2006)	Two percent (2%) through September 30, 2011, and Three percent (3%) thereafter through the remainder of the Initial Term and through any Extended Term
4.	Somer Park Residence for Memory Impaired	$250,378.56	$20,864.88	October 1 (first Rent Escalation Date: October 1, 2006)	Two percent (2%) through September 30, 2011, and Three percent (3%) thereafter through the remainder of the Initial Term and through any Extended Term

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5.	The Plaza at Deer Creek	$1,206,674.40	$100,556.20	August 1 (first Rent Escalation Date: August 1, 2006)
Two percent (2%) through July 31, 2012, and Three percent (3%) thereafter through the remainder of the Initial Term and through any Extended Term (except that the Minimum Rent Escalation Amount shall equal Five percent (5%) in the case of the first Lease Year of the first Extended Term)

6.	Summerville at Fairwood Manor	$1,093,018.80	$91,084.90	October 1 (first Rent Escalation Date October 1, 2005)	Two percent (2%) for Lease Years 1-7 (ending September 30, 2011), and Three percent (3%) thereafter through the remainder of the Initial Term and through any Extended Term

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ATTACHMENT D

SCHEDULE 7.3

Authorization Collateral

South Windsor

1.           Certificate of Occupancy issued by the Town of South Windsor, Connecticut

2.           Assisted Living Services Agency License issued by the State of Connecticut Department of Health

Heritage Place

1.           Certificate of Occupancy issued by the City of Tracy, California

2.           Residential Care Facility for the Elderly License issued by the California Department of Social Services – Community Care Licensing Division

Barrington Court

1.	Certificate of Occupancy issued by the Town of Danville, California

2.	Residential-Elderly License issued by the California Department of Social Services – Community Care Licensing Division

Somer Park

1.	Business License Certificate from the City of Roseville, California for a Community Care facility

2.	Residential-Elderly License issued by the California Department of Social Services – Community Care Licensing Division

The Plaza at Deer Creek

1.           Certificate(s) of Occupancy issued by the City of Deerfield Beach, Florida.

2.           Assisted Living Facility Standard License issued by Agency for Health Care Administration.

Summerville at Fairwood Manor:

1.           Certificate of Occupancy issued by the City of Anaheim, California

2.	Residential Care Facility for the Elderly License issued by the California Department of Social Services – Community Care Licensing Division

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ATTACHMENT E

SCHEDULE 10.13

Primary Intended Use

Facility	Primary Intended Use	Licensed Beds	Units	Licensed AL Units	Licensed IL Units*	Licensed ALZ Units	Licensed Units**
Summerville at South Windsor	Assisted Living Facility	101	81	N/A	N/A	N/A	N/A
Summerville Heritage Place	Assisted Living Facility	160	131	N/A	N/A	N/A	N/A
Barrington Court Alzheimer’s Residence	Alzheimer’s Facility	42	22	N/A	N/A	N/A	N/A
Somer Place Residence for Memory Impaired	Alzheimer’s Facility	40	20	N/A	N/A	N/A	N/A
The Plaza at Deer Creek	Assisted Living Facility / Alzheimer’s Facility	N/A	N/A	110	0	17	127
Summerville at Fairwood Manor	Assisted Living Facility	127	117	________	_______	________	______

*IL Units are not licensed in Massachusetts; there are 125 unlicensed IL units at the Original Farm Pond Property

**Includes licensed AL, IL and ALZ units

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ATTACHMENT F

SCHEDULE 17.1.13

Licensed Beds / Licensed Units

Licensed Beds

Facility	Number of Licensed Beds
Summerville at South Windsor	85
Summerville Heritage Place	146
Barrington Court	42
Somer Park	40
Summerville at Fairwood Manor	127
Total	440

Licensed Units

Facility	Number of Licensed Units
The Plaza at Deer Creek	127
Total	127

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ATTACHMENT G

EXHIBIT A

Addresses of the Leased Properties

1.	Summerville at South Windsor
1715 Ellington Road
South Windsor, CT 06074

2.	Summerville at Heritage Place
355 West Grant Line Road
Tracy, CA  95376

3.	Barrington Court Alzheimer’s Residence
400 W. El Pintado Road
Danville, CA  94526

4.	Somer Park Residence for Memory Impaired
1 Somer Ridge Drive
Roseville, CA  95661

5.	The Plaza at Deer Creek
2403 West Hillsboro Boulevard
Deerfield Beach, FL  33442

6.	Summerville at Fairwood Manor
200 N. Dale
Anaheim, CA  92801

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ATTACHMENT H

EXHIBIT A-15

Legal Description of Additional Property

All that certain real property situated in the County of Orange, State of California, described as follows:

Parcel 2, in the City of Anaheim, County of Orange, State of California, as shown on a map filed in Book 85, Page 32 of Parcel Maps, in the Office of the County Recorder of Orange County, California.

Assessor’s Parcel Number:  070-602-21

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ATTACHMENT I

Exhibit C

Base Year Patient Revenues under this Lease

Facility	Period	Allocated Base Year Patient Revenues
Summerville at South Windsor	1/1/02-12/31/02	$3,718,408.00
Summerville at Heritage Place	1/1/02-12/31/02	$3,457,572.00
Barrington Court	7/1/01-12/31/04 Annualized	$1,056,030.00
Somer Park	7/1/01-12/31/04 Annualized	$966,840.00
The Plaza at Deer Creek	1/1/03-12/31/03	$3,043,166.00
Fairwood Manor	1/1/02-12/31/03	$2,434,414.00

Total Base Year Patient Revenues under this Lease:		$14,676,430.00

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ATTACHMENT J

Exhibit D

(Use the appropriate form, depending upon whether the Officer’s Certificate in question is being delivered in connection with the delivery of annual or quarterly financial statements)

[FOR USE WHEN DELIVERING ANNUAL FINANCIAL STATEMENTS]

OFFICER’S CERTIFICATE

The undersigned, _______________________________, as the of,,  and  (collectively, “Tenant”), hereby certifies to Ventas Realty, Limited Partnership and Ventas Fairwood, LLC (collectively, “Landlord”), pursuant to the terms of Section 25.4 of that certain Third Amended and Restated Master Lease Agreement (as amended from time to time, the “Lease”; capitalized terms shall have the same meaning herein as in the Lease) dated _______________ between Landlord and Tenant, as follows:

1.           The attached annual financial statements of Tenant, for the fiscal year ending ____________, 20___ (the “Fiscal Year”), have been prepared in accordance with GAAP and are complete and accurate to the best of Tenant’s knowledge and show the separate operations of each Leased Property, including, without limitation, (a) a breakdown of Patient Revenues and other revenues itemized by payor type and a reasonably detailed breakdown of Operating Expenses and (b) patient census information by payor type.

2.           Attached hereto as Attachment 1 is a statement in reasonable detail showing the calculation of Net Operating Income for each Facility for the Fiscal Year.

3.           Attached hereto as Attachment 2 is a schedule setting forth, for the Fiscal Year, the Coverage Ratio with respect to each Facility.

4.           The Portfolio Coverage Ratio under the Lease, as of the end of the Fiscal Year, equals _______________ to ____________________, based upon Cash Flow for all of the Facilities under the Lease and the Other Leases (other than the Whitehall Lease) for the Fiscal Year in the amount of $_________________ and Fixed Rent, and all other debt service and lease payments, relating to such Facilities, for the Fiscal Year, equal to $_________________.

5.           With respect to [Name of applicable Guarantor to be inserted; if there is more than one (1) Guarantor of the Lease, separate certifications shall be made in this certificate with respect to each Guarantor]:

[Subsection (a) and (b) or subsection (c) to be completed, depending upon which Guarantor Financial Tests are applicable]

As of the end of the fiscal year to which this certificate relates, the Fixed Charge Coverage Ratio of such Guarantor, determined as provided in the Lease and for the last fiscal quarter of such fiscal year, equals _________ to ________ and has continued to be equal to not less than 1.10 to 1.00 since the end of such fiscal quarter.

Since it became a Guarantor, such Guarantor has maintained unencumbered liquid assets (as defined in the Lease) with an aggregate fair market value not at any time less than Twenty Million Dollars ($20,000,000.00).

The Tangible Net Worth of such Guarantor, determined as provided in the Lease, is $______________ as of the date hereof.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate as of _______________, 20___.

, as                                            of,, and

STATE OF                                                      )
)
COUNTY OF                                                      )

The foregoing instrument was acknowledged before me this _________ day of, 20___, by ___________________, as the ___________________ of, a,, a , , a , and , a , on behalf of the aforesaid entities.

Notary Public

My Commission Expires:

ATTACHMENT 1

Net Operating Income

Facility	Operating Revenue	Operating Expenses	Net Operating Income
	$	$	$
	$	$	$
	$	$	$
	$	$	$
Total	$	$	$

ATTACHMENT 2

Coverage Ratio

Facility	Cash Flow	Fixed Rent and Other Debt Service/Lease Payments	Coverage Ratio
	$	$	$
	$	$	$
	$	$	$
	$	$	$
Total	$	$	$

[FOR USE WHEN DELIVERING QUARTERLY FINANCIAL STATEMENTS]

OFFICER’S CERTIFICATE

The undersigned, _______________________________, as the of,,  and  (collectively, “Tenant”), hereby certifies to Ventas Realty, Limited Partnership and Ventas Fairwood, LLC (collectively, “Landlord”), pursuant to the terms of Section 25.4 of that certain Third Amended and Restated Master Lease Agreement (as amended from time to time, the “Lease”; capitalized terms shall have the same meaning herein as in the Lease) dated _______________ between Landlord and Tenant, as follows:

1.           The attached quarterly financial statements of Tenant have been prepared in accordance with GAAP and are complete and accurate to the best of Tenant’s knowledge, subject to normal year end adjustments, and show the separate operations of each Leased Property, including, without limitation, (a) a breakdown of Patient Revenues and other revenues itemized by payor type and a reasonably detailed breakdown of Operating Expenses and (b) patient census information by payor type.

2.           Attached hereto as Attachment 1 is a statement in reasonable detail showing the calculation of Net Operating Income for each Facility for the preceding four fiscal quarters, the last of which fiscal quarters is the fiscal quarter as to which this certificate is being delivered (the “Current Fiscal Quarter”).

3.           Attached hereto as Attachment 2 is a schedule setting forth, for the twelve (12) month period ending as of the end of the Current Fiscal Quarter, the Coverage Ratio with respect to each Facility.

4.           The Portfolio Coverage Ratio under the Lease, for the twelve (12) month period ending as of the end of the Current Fiscal Quarter, equals _______________ to ____________________, based upon Cash Flow for all of the Facilities under the Lease and the Other Leases (other than the Whitehall Lease) for such period in the amount of $_________________ and Fixed Rent, and all other debt service and lease payments, relating to such Facilities, for such period, equal to $_________________.

5.           With respect to [Name of applicable Guarantor to be inserted; if there is more than one (1) Guarantor of the Lease, separate certifications shall be made in this certificate with respect to each Guarantor]:

[Subsection (a) and (b) or subsection (c) to be completed, depending upon which Guarantor Financial Tests are applicable]

As of the end of the fiscal quarter to which this certificate relates, the Fixed Charge Coverage Ratio of such Guarantor, determined as provided in the Lease and for such fiscal quarter, equals _________ to ________ and has continued to be equal to not less than 1.10 to 1.00 since the end of such fiscal quarter.

Since it became a Guarantor, such Guarantor has maintained unencumbered liquid assets (as defined in the Lease) with an aggregate fair market value not at any time less than Twenty Million Dollars ($20,000,000.00).

The Tangible Net Worth of such Guarantor, determined as provided in the Lease, is $______________ as of the date hereof.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate as of _______________, 20___.

, as                                            of,, and

STATE OF                                                      )
)
COUNTY OF                                                      )

The foregoing instrument was acknowledged before me this _________ day of, 20___, by ___________________, as the ___________________ of, a,, a , , a , and , a , on behalf of the aforesaid entities.

Notary Public

My Commission Expires:

ATTACHMENT 1

Net Operating Income

Facility	Operating Revenue	Operating Expenses	Net Operating Income
	$	$	$
	$	$	$
	$	$	$
	$	$	$
Total	$	$	$

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ATTACHMENT 2

Coverage Ratio

Facility	Cash Flow	Fixed Rent and Other Debt Service/Lease Payments	Coverage Ratio
	$	$	$
	$	$	$
	$	$	$
	$	$	$
Total	$	$	$

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